Exhibit 10.4

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (i) FEBRUARY 22, 2006, AND (ii) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

AGENT’S COMPENSATION OPTIONS

agent’s compensation options exercisable to acquire agent’s
warrants exercisable to purchase Common Shares and Warrants

of

U.S. GOLD CORPORATION

(existing under the laws of the State of Colorado)

THIS IS TO CERTIFY THAT, for valuable consideration, GMP SECURITIES L.P., Suite 1100, 145 King Street West, Toronto, Ontario, M5H 1J8 (the “Agent”) is the registered holder of 1,002,000 agent’s compensation options (the “Agent’s Compensation Options”) of U.S. Gold Corporation (the “Corporation”), with each Agent’s Compensation Option entitling the Agent, prior to the Time of Expiry on the Expiry Date, each as defined in the subscription receipt indenture dated as of February 22, 2006 among the Corporation, the Agent and Equity Transfer Services Inc. (the “Subscription Receipt Indenture”), upon and subject to the terms and conditions set forth herein and in the schedules attached hereto which form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to as this “Agent’s Compensation Option Certificate”), to acquire, for no additional consideration, agent’s warrants (the “Agent’s Warrants”) of the Corporation in the form set forth in Schedule C attached hereto (together with the schedules attached thereto, the “Agent’s Warrant Certificate”) entitling the Agent to subscribe for one unit of the Corporation (a “Unit”) on the terms and subject to the conditions set forth therein, by delivering to the Corporation at its registered office this Agent’s Compensation Option Certificate with the conversion form attached as Schedule B hereto duly completed and executed. Each Unit will consist of one Common Share and one-half of one Warrant.

The Agent shall be entitled to convert up to 501,000 of the Agent’s Compensation Options represented hereby at any time prior to the Time of Expiry, provided that any Agent’s Compensation Options not so converted and the remaining 501,000 Agent’s Compensation Options (the “Remaining Options”) represented hereby will be deemed converted by the Agent, and the Agent shall, without any action on the part of the holder thereof (including the surrender of this Agent’s Compensation Option Certificate), be deemed to have subscribed for the Agent’s Warrants, at the Release Time. For greater certainty, in the event the Release Time does not occur prior to the Time of Expiry, the Remaining Options shall be void and deemed to be of no further effect. The Agent’s Warrants will be issued, and an Agent’s Warrant Certificate will be delivered, to the Agent upon the conversion or deemed conversion of the Agent’s Compensation Options.

The Agent’s Compensation Options do not entitle the Agent to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interest, except as expressly provided in this Agent’s Compensation Option Certificate.

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Subscription Receipt Indenture.

This Agent’s Compensation Option Certificate is non-assignable and non-transferable.

If this Agent’s Compensation Option Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto, evidencing the conversion rights evidenced hereby to replace the Agent’s Compensation Option Certificate so stolen, lost, mutilated or destroyed.

By acceptance hereof, the Agent hereby represents and warrants to the Corporation that the Agent is registered under the Securities Act (Ontario) or securities legislation in another jurisdiction in Canada as an adviser or dealer (other than a limited market dealer) and, accordingly, the Agent is an “accredited investor” within the meaning of applicable securities legislation, and is acquiring the Agent’s Compensation Options as principal for its own account, and not for the benefit of any other person.

This Agent’s Compensation Option Certificate shall enure to the benefit of and shall be binding upon the Agent and the Corporation and their respective successors.

This Agent’s Compensation Option Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

IN WITNESS WHERE OF, the Corporation has caused this Agent’s Compensation Option Certificate to be issued in its name by the signature of its duly  authorized officer in that behalf.

DATED as of the 22nd  day of February, 2006.

U.S. GOLD CORPORATION
By:

2

SCHEDULE A

Additional Terms and Conditions of the Agent’s Compensation Options

1.                                       The Corporation covenants and agrees that sufficient Agent’s Warrants shall be created, allotted and reserved for issuance to satisfy the conversion or deemed conversion of the Agent’s Compensation Options herein provided for, and it will cause the Agent’s Warrants, issuable hereunder to be issued and delivered as directed by the Agent.

2.                                       The Corporation covenants and agrees that, so long as the Agent’s Compensation Options are outstanding, it will at all times reserve out of its unissued Common Shares against the exercise by the Agent of the Agent’s Warrants a sufficient number of Common Shares and will ensure that a sufficient number of Warrants shall be created, allotted and reserved for issuance to enable the Agent to exercise in full its subscription rights upon the basis and upon the terms and conditions provided for by the Agent’s Compensation Option Certificate and the Agent’s Warrant Certificate.

3.                                       The Corporation will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all acts, deeds, assurances in law as may be reasonably required for the better accomplishing and effecting of the intentions and provisions of the Agent’s Compensation Options and the Agent’s Warrant Certificate.

4.                                       Any notice to be given hereunder may be given by delivery to the Agent, or by prepaid registered mail addressed to the Agent, at the following address:

GMP Securities L.P.
Suite 1100
145 King Street West
Toronto, Ontario
M5H 1J8

Attention:  Mark Wellings

or to such other address as the Agent may from time to time in writing notify the Corporation.

SCHEDULE B

Conversion Form for the Agent’s Compensation Options

TO:         U.S. GOLD CORPORATION

The undersigned holder of the Agent’s Compensation Options evidenced by this Agent’s Compensation Option Certificate hereby converts, for no additional consideration, into                            Agent’s Warrants on and subject to the other terms and conditions specified in the Agent’s Compensation Option Certificate.

GMP SECURITIES L.P.
By:

SCHEDULE C

Form of Agent’s Warrant Certificate

The Agent’s Warrants expire at 5:00 p.m. (Toronto time) on August 22, 2007.

AGENT’S WARRANTS

agent’s warrants exercisable
to purchase Common Shares and Warrants

of

U.S. GOLD CORPORATION
(existing under the laws of the State of Colorado)

THIS IS TO CERTIFY THAT, for valuable consideration, GMP SECURITIES L.P., Suite 1100, 145 King Street West, Toronto, Ontario, M5H 1J8 (the “Agent”) is the registered holder of 1,002,000 agent’s warrants (the “Agent’s Warrants”) of U.S. Gold Corporation (the “Corporation”), with each Agent’s Warrant entitling the Agent, at any time prior to 5:00 p.m. (Toronto time) on August 22, 2007, upon and subject to the terms and conditions set forth herein and in the schedules attached hereto which form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to as this “Agent’s Warrant Certificate”), to subscribe for one unit  of the Corporation (a “Unit”), with each Unit consisting of one Common Share as constituted on the date hereof and one-half of one Warrant, with each whole Warrant entitling the Agent to acquire one Warrant Share upon the terms and subject to the conditions set forth in the certificates representing the Warrants to be issued upon any exercise of Agent’s Warrants.

The purchase price payable for each Unit subscribed for upon the exercise of the Agent’s Warrants shall be US$4.50, subject to adjustment in the events and in the manner set forth herein.

This Agent’s Warrant Certificate shall become wholly void and the unexercised portion of the Agent’s Warrants evidenced hereby will expire and terminate at 5:00 p.m. (Toronto time) on August 22, 2007.

This Agent’s Warrant Certificate is non-assignable and non-transferable.

The Warrants issuable upon any exercise of the Agent’s Warrants represented hereby shall be governed by the Warrant Indenture and, upon any exercise of the Agent’s Warrants represented hereby, all certificates representing Warrants issuable in connection therewith shall be issued in the form attached as Schedule A to the Warrant Indenture.

Certificates representing fractional Common Shares or Warrants shall not be issued by the Corporation. If the number of Common Shares or Warrants to which the Agent would otherwise be entitled upon the exercise of Agent’s Warrants is not a whole number, then the number of Common Shares or Warrants to be issued to the Agent shall be rounded down to the next whole number and the Agent shall not be entitled to receive fractional Common Shares or Warrants or any cash or other consideration in respect thereof.

All Units which shall be issued upon the exercise of Agent’s Warrants shall be issued to the Agent, upon payment therefor of the amount at which the Units may at the time be purchased pursuant to the provisions hereof, and the Agent shall be issued and shall be deemed to have become the holder of record of such Common Shares and Warrants comprising the Units on the date of delivery of this Agent’s Warrant Certificate, together with payment for the Units subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Units so subscribed for shall be deemed to be issued, and the Agent shall be deemed to have become the holder of record of such Common Shares and Warrants comprising the Units, on the date on which such transfer books are reopened, and such Units shall be issued at the purchase price in effect on the date of delivery of this Agent’s Warrant Certificate, together with payment for the Units subscribed for.

The Agent may purchase less than the number of Units which the Agent is entitled to purchase hereunder on delivery of this Agent’s Warrant Certificate, in which event a new agent’s warrant certificate, in form identical hereto except for the number of Agent’s Warrants represented by such agent’s warrant certificate, representing the Units not purchased, will be issued to the Agent.

The Agent’s Warrants do not entitle the Agent to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interest, except as expressly provided in this Agent’s Warrant Certificate.

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Subscription Receipt Indenture.

If this Agent’s Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new agent’s warrant certificate, in form identical hereto, evidencing any unexercised portion of the subscription rights evidenced hereby to replace the Agent’s Warrant Certificate so stolen, lost, mutilated or destroyed.

The Agent acknowledges that any Common Shares and Warrants issued upon the exercise of Agent’s Warrants shall be restricted or unrestricted to the same extent, and shall bear legends to the same extent, if any, as the Common Shares and Warrants issued upon conversion of the Subscription Receipts pursuant to the terms of the Subscription Receipt Indenture.

All amounts of money referred to in this Agent’s Warrant Certificate are expressed in lawful money of the United States.

This Agent’s Warrant Certificate shall enure to the benefit of and shall be binding upon the Agent and the Corporation and their respective successors.

This Agent’s Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

2

IN WITNESS WHEREOF the Corporation has caused this Agent’s Warrant Certificate to be issued in its name by the signature of its duly  authorized officer in that behalf.

DATED as of the day of                         , 200     .

U.S. GOLD CORPORATION

By:

3

SCHEDULE D

Additional Terms and Conditions of the Agent’s Warrants

1.                                       The Corporation covenants and agrees that, so long as the within Agent’s Warrants are outstanding, it will at all times reserve out of its unissued Common Shares against the exercise by the Agent of the Agent’s Warrants a sufficient number of Common Shares and will ensure that a sufficient number of Warrants shall be created, allotted and reserved for issuance to enable the Agent to exercise in full its subscription rights upon the basis and upon the terms and conditions provided for by the Agent’s Warrant Certificate.

2.                                       In the event that, at any time prior to, or subsequent to, the issue to the Agent of this Agent’s Warrant Certificate, there shall have occurred one or more events which would require an adjustment or adjustments in accordance with the provisions of section 4.06 of the Subscription Receipt Indenture, then, notwithstanding anything to the contrary herein and notwithstanding that the Agent’s Warrants represented hereby may not have been issued to the Agent at the applicable time, at the time of the issue of Units upon any exercise of this Agent’s Warrant, the same adjustment or adjustments in accordance with the Subscription Receipt Indenture shall be made to the number of Units issuable upon any exercise of the Agent’s Warrants represented hereby and/or the exercise price of such Agent’s Warrants as is equitable, mutatis mutandis, as if such Agent’s Warrants were Subscription Receipts governed by the Subscription Receipt Indenture.

3.                                       The Corporation will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all acts, deeds, assurances in law as may be reasonably required for the better accomplishing and effecting of the intentions and provisions of the Agent’s Warrant Certificate.

4.                                       Any notice to be given hereunder may be given by delivery to the Agent, or by prepaid registered mail addressed to the Agent, at the following address:

GMP Securities L.P.
Suite 1100
145 King Street West
Toronto, Ontario
M5H 1J8

Attention:  Mark Wellings

or to such other address as the Agent may from time to time in writing notify the Corporation.

SCHEDULE E

Subscription Form for the Agent’s Warrants

TO:         U.S. GOLD CORPORATION

The undersigned hereby subscribes for                    Units (or such number of Units or other securities to which such subscription entitles it in lieu thereof or in addition thereto under the provisions of the Agent’s Warrant Certificate dated as of the         day of                      , 200         ) at the purchase price per Unit of US$4.50 (or at such purchase price per share as may be in effect under the provisions of the Agent’s Warrant Certificate) and on and subject to the other terms and conditions specified in the Agent’s Warrant Certificate and hereunder and encloses herewith the certified cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in lawful money of the United States payable to or to the order of U.S. Gold Corporation in payment of the subscription price.

The undersigned hereby directs that the Units subscribed for hereunder are to be issued and delivered as follows:

Name in Full	Number of Common Shares	Number of Warrants

DATED this             day of                       , 200       .

GMP SECURITIES L.P.
By: